Exhibit 99.1

  ABCDE  Information as of March 31, 2015  Investor Presentation

 Safe Harbor Statement - Private Securities Litigation Reform Act of 1995  Cautionary Statement Concerning Forward-looking StatementsThis document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Forward-looking statements are based largely on the expectations of management and are subject to a number of risks and uncertainties including, but not limited to, the following:  In addition to the above considerations, actual results and liquidity are affected by other risks and uncertainties which could cause actual results to be significantly different from those expressed or implied by any forward-looking statements included herein. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements included herein.  changes in general economic conditions;fluctuations in interest rates and levels of mortgage prepayments; the effectiveness of risk management strategies; the impact of differing levels of leverage employed; liquidity of secondary markets and credit markets; the availability of financing at reasonable levels and terms to support investing on a leveraged basis;the availability of new investment capital;the availability of suitable qualifying investments from both an investment return and regulatory perspective;  changes in legislation or regulation affecting Fannie Mae and Freddie Mac (together, the “GSEs”) and similar federal government agencies and related guarantees; other changes in legislation or regulation affecting the mortgage and banking industries;changes in market conditions as a result of Federal Reserve monetary policy or federal government fiscal challenges;deterioration in credit quality and ratings of existing or future issuances of GSE or Ginnie Mae Securities; changes in legislation or regulation affecting exemptions for mortgage REITs from regulation under the Investment Company Act of 1940; andincreases in costs and other general competitive factors.  2

 Company Summary  Proven Strategy of Managing a Leveraged Portfolioof Short-Duration ARMAgency Securities  Experienced Management TeamAligned with Stockholders  Overview of Capstead Mortgage Corporation  Founded in 1985, Capstead is the oldest publicly-traded residential mortgage REIT. Our sole focus is on managing a leveraged portfolio of short-duration* agency-guaranteed ARM securities that is appropriately hedged and can earn attractive risk-adjusted returns over the long term, with little, if any, credit risk.  At March 31, 2015, our agency-guaranteed ARM securities portfolio stood at $14.15 billion, supported by $1.50 billion in long-term investment capital levered 8.65 times. Our short-duration strategy differentiates us from our peers because the adjustable-rate mortgages underlying our portfolio reset to more current interest rates within a relatively short period of time:allowing us to benefit from a potential recovery in financing spreads that typically contract during periods of rising interest rates, andresulting in smaller fluctuations in portfolio values from changes in interest rates compared to portfolios containing a significant amount of longer-duration ARM or fixed-rate mortgage securities.By virtue of being internally-managed and with our focus on Agency Securities with little or no credit risk, we are the most efficient mortgage REIT in the industry.  Our top four executive officers are approaching 100 years of combined mortgage finance industry experience.We are internally-managed with low operating costs and a strong focus on performance-based compensation for our executive officers. This structure greatly enhances the alignment of management interests with those of our stockholders.  3  This singular and straight-forward investment strategy, together with our use of cash flow hedge accounting allows for easily understood, transparent financial reporting, with limited use of non-GAAP financial measures.Additional transparency is evident by virtue of our internally-managed structure – our compensation-related decisions and costs are fully disclosed and subject to annual say-on-pay approvals.We make every effort to provide additional analysis in our earnings reports, SEC filings and analyst presentations that tells our story in a complete and straight-forward fashion.  Straight-forward Investment Strategy and Transparent Reporting  * Duration is a measure of market price sensitivity to interest rate movements. A shorter duration generally indicates less interest rate risk.

 Market Snapshot(dollars in thousands, except per share amounts)  4  In 2005 and 2006 we issued our 10-year fixed, 20-year variable-rate, unsecured borrowings through trust preferred vehicles. Utilizing forward-starting 20-year swaps, we have hedged the average cost of this capital down to 7.56% by the fall of 2016, an annual interest savings of $930,000, or $0.01 per share.As of March 31, 2015.

 Capstead’s Prudent Use of Leverage  5  Portfolio and Portfolio Leverage  We increased the portfolio modestly during the 1st quarter to $14.15 billion, contributing to an increase in portfolio leverage (repo borrowings divided by long-term investment capital) to 8.65 to one at quarter-end from 8.59 to one atDecember 31, 2014. In our view, borrowing at current levels represents an appropriate and prudent use of leverage for an agency-guaranteed ARM securities portfolio in today’s market conditions.   Long-term Investment Capital

 Capstead’s Proven Short-Duration Investment Strategy  6  As of March 31, 2015  As of March 31, 2015  Low risk agency-guaranteed residential ARM securities financed primarily with 30-90 day “repo” borrowings, augmented with longer-dated repo borrowings when available at attractive terms and relatively low-cost two-year interest rate swap agreements for hedging purposes.  Residential ARM Securities Portfolio  Repurchase Arrangements & Similar Borrowings  Total: $12.94 Billion  Total: $13.89 Billion(cost basis)  Our portfolio of agency-guaranteed ARM securities have little, if any, credit risk and are either currently resetting to more current rates at least annually or will begin doing so in five years or less. With an asset duration* of approximately 11 months at quarter-end, the value of our portfolio naturally is less exposed to changes in interest rates than portfolios containing longer duration ARM or fixed-rate securities. This relative stability affords us more flexibility in managing through periods of market stress. For instance, during 2013 our longer-duration peers were forced to sell assets to reduce leverage or otherwise reposition their portfolios in response to sharply higher rates, and suffered significant declines in book value. We actually increased our leverage during this period and did not sell any assets, strongly outperforming our peers.We have long-term relationships with a variety of domestic and foreign lending counterparties and at quarter-end had repo borrowings outstanding with 25 of these counterparties. We routinely borrow for 30 to 90 days and extend the duration of our borrowings using relatively low-cost two-year pay interest rate swap agreements. In recent quarters we have taken advantage of healthy market conditions by entering into 12- to 24-month repo borrowings at attractive rates, bringing total longer-maturity repo borrowings to $2.38 billion at quarter-end. Together with the portfolio-related swaps, our repo borrowings had a duration of 9 months at quarter-end, resulting in a net duration gap of approximately 2 months.  Longer-to-ResetARMs$6.04 Billion(cost basis)  Current-ResetARMs$7.85 Billion(cost basis)  Borrowings with rates effectively fixed by Currently-Paying Interest Rate Swaps $7.10 Billion   RemainingBorrowings$3.26 Billion  Forward-starting Interest Rate SwapPositions$200 Million   55%  Longer-dated Repo Borrowings$2.38 Billion  * Duration is a common measure of market price sensitivity to interest rate movements. A shorter duration generally indicates less interest rate risk.

 Quarterly PerformanceAs of March 31, 2015 (unaudited)  7  In 2013 we moved from declaring common dividends that tended to float with quarterly earnings to establishing a more stable dividend policy. To this end, we paid a $0.31 dividend over the course of 2013, a $0.34 dividend during 2014 and a 1st quarter 2015 dividend of $0.31. We are scheduled to declare our 2nd quarter 2015 dividend on June 11, 2015.  Q2 2013 excludes certain one-time effects of preferred capital redemption and issuance transactions totaling $0.23 per common share. See page 17 for further information regarding this non-GAAP financial measure.

 Financing Spread AnalysisAs of March 31, 2015 (unaudited)  8  Declines in cash yields primarily because of ARM loan coupon resets have moderated as an increasing number of these loans approach fully-indexed levels. Mortgage prepayment levels directly impact our financing spreads because purchased investment premiums are amortized to earnings as portfolio yield adjustments. Mortgage prepayments are impacted by housing market conditions, including prevailing mortgage interest rates, as well as seasonal factors, in particular the summer home selling season. See the next slide for additional information.Repo borrowing rates increased two basis points during the 1st quarter primarily reflecting greater use of higher-rate, longer-maturity repo borrowings.

 Agency Mortgage Prepayment Speeds versus Capstead Prepayment Speeds  9  Published Agency Prepayment Speeds vs. CMO Prepayment Speeds (in CPR)  Quarterly mortgage prepayment levels are influenced by the availability of mortgage financing with attractive terms and the overall health of the housing markets, as well as routine seasonal factors. Mortgage prepayments declined during the first quarter primarily due to seasonal factors, leading to lower investment premium amortization and higher yields. However, mortgage prepayments increased in April and May such that we now anticipate lower yields in the second quarter due to higher investment premium amortization.

 * Net WAC, or weighted average coupon, is the weighted average interest rate of the mortgage loans underlying the indicated investments, net of servicing and other fees, as of March 31, 2015. Net WAC is expressed as a percentage calculated on an annualized basis on the unpaid principal balances of the mortgage loans underlying these investments. Fully indexed WAC represents the weighted average coupon upon one or more resets using interest rate indexes and net margins in effect as of March 31, 2015. Gross WAC is the weighted average interest rate of the mortgage loans underlying the indicated investments, including servicing and other fees paid by borrowers, as of March 31, 2015. NOTE: Excludes $5 million legacy portfolio of fixed-rate investments.  Key Elements of Capstead’s ARM PortfolioAs of March 31, 2015 (dollars in thousands, unaudited)  10

 Capstead’s Stockholder Friendly Structure   11   * Expressed on an annualized basis as a percentage of average long-term investment capital.  Capstead is a clear leader among our mortgage REIT peers in terms of operating efficiency.We are internally-managed with lower operating costs than our mortgage REIT peers.Our board of directors and our senior executives are required to hold a significant amount of Capstead stock. Our executives’ pay structure is variable through compensation elements that focus on “pay for performance” as opposed to fees paid to an external manager that are based solely on capital under management.As a result, our executives are incented to grow the Company by raising capital only when it is accretive to book value and earnings rather than for the purpose of increasing compensation or external management fees.

 CAPSTEAD  Appendix  CAPSTEAD  12

 Capstead’s First Quarter 2015 Highlights  Generated earnings of $34.0 million or $0.32 per diluted common share Paid common dividend of $0.31 per common shareFinancing spreads on residential mortgage investments increased one basis point to 1.11% Mortgage prepayments decreased five percent to an annualized constant prepayment rate, or CPR, of 16.66%from 17.58% CPR reported for the fourth quarter of 2014 Book value decreased $0.05 to $12.47 per common shareAgency-guaranteed ARM portfolio and leverage ended the quarter at $14.15 billion and 8.65 times long-term investment capital, respectivelySelect comments from our April 29, 2015 earnings press release:Portfolio runoff, which consists of scheduled payments as well as prepayments on the mortgage loans underlying our residential mortgage investments, significantly impacts our portfolio yields because investment premiums are amortized to earnings based on actual and expected future levels of mortgage prepayments. Quarterly mortgage prepayment levels are influenced by the availability of mortgage financing with attractive terms and the overall health of the housing markets, as well as routine seasonal factors. Mortgage prepayments declined during the first quarter primarily due to seasonal factors, leading to lower investment premium amortization and higher yields. However, mortgage prepayments increased for the month of April such that we now anticipate lower yields in the second quarter due to higher investment premium amortization.Most of the four basis point increase in first quarter portfolio yields was offset by higher borrowing rates due largely to a greater use of longer-maturity repo borrowings and higher interest rate swap costs. Current repo conditions are healthy with opportunities to secure additional longer-term, committed financing maturing in late 2016 and early 2017 at attractive rates. Our future borrowing rates will be dependent on market conditions, including the availability of longer-term borrowings and interest rate swap agreements at attractive rates. Our book value was little changed during the first quarter, declining $0.05 per outstanding common share, to $12.47. We increased the portfolio modestly during the quarter to $14.15 billion, contributing to an increase in portfolio leverage to 8.65 to one at quarter-end from 8.59 to one at December 31, 2014. We are comfortable with this level of leverage given the current health and breadth of the financing market for agency-guaranteed mortgage securities and the composition of our portfolio. We remain confident in and focused on our investment strategy of managing a leveraged portfolio of agency-guaranteed residential ARM securities that can produce attractive risk-adjusted returns over the long term while reducing, but not eliminating, sensitivity to changes in interest rates.  13

 Capstead’s Condensed Quarterly Income Statements(dollars in thousands, except per share amounts, unaudited)  14  Consists principally of interest on unsecured borrowings.See page 17 for further information regarding this non-GAAP financial measure.

 Capstead’s Annual Income Statements – Five Years Ended 2014(dollars in thousands, except per share amounts, unaudited)  15     See page 17 for further information regarding these non-GAAP financial measures.

 Capstead’s Comparative Balance Sheets(dollars in thousands, except per share amounts, unaudited)  16

 Non-GAAP Financial MeasuresAs of March 31, 2015 (unaudited)  17  Financing spreads on residential mortgage investments, a non-GAAP financial measure, differs from total financing spreads, an all-inclusive GAAP measure, that is based on all interest-earning assets and all interest-paying liabilities. We believe presenting financing spreads on residential mortgage investments provides useful information for evaluating the performance of the Company’s portfolio.Core earnings per diluted common share is a non-GAAP financial measure that differs from the related GAAP measure of net income per diluted common share by excluding certain one-time effects of second quarter 2013 transactions to redeem then-outstanding high-cost convertible preferred capital and issue our 7.50% Series E preferred shares. We believe presenting this metric on a core earnings basis provides useful, comparative information for evaluating the Company’s performance.   Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties. Other interest-paying liabilities consist of long-term unsecured borrowings (at an average borrowing rate of 8.49%) that the Company considers a component of its long-term investment capital and cash collateral payable to interest rate swap counterparties.

 Experienced Management Team  18  Nearly 100 years of combined mortgage finance industry experience.  Andrew F. Jacobs – President and Chief Executive Officer, DirectorHas served as president and chief executive officer since 2003 and has held various executive positions at Capstead since 1988Previously served as a member of the Executive Board of the National Association of Real Estate Investment Trusts (“NAREIT”) and was founding chairman of NAREIT’s Council of Mortgage REITs; is a member of the Executive Committee of the Chancellor’s Council of the University of Texas System; and is a member of the Advisory Council of the McCombs School of Business, the Advisory Council to the Department of Accounting at the McCombs School of Business, and the Executive Council of the Real Estate Finance and Investment Center, each at the University of Texas at Austin. Mr. Jacobs is a Certified Public Accountant (“CPA”).Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Treasurer and SecretaryHas held various financial accounting and reporting positions at Capstead since 1993Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitizationCPA, Member AICPA, FEI, NACDRobert A. Spears – Executive Vice President, Chief Investment OfficerHas served in asset and liability management positions at Capstead since 1994Formerly Vice President of secondary marketing with NationsBanc Mortgage CorporationRoy S. Kim – Senior Vice President, Asset and Liability ManagementJoined Capstead in April 2015 augmenting our asset and liability management capabilities with primary responsibility for liability managementHas over 20 years experience in the mortgage finance industry, primarily in trading capacities with JP Morgan and Bank of America